UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 1, 2009

Federal Home Loan Bank of Des Moines
__________________________________________
(Exact name of registrant as specified in its charter)

Federally Chartered Corporation	000-51999	42-6000149
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Skywalk Level , 801 Walnut Street -- Suite 200, Des Moines, Iowa		50309
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	515-281-1000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 1, 2009, the Federal Home Loan Bank of Des Moines ("Bank") provided notice to Nicholas J. Spaeth, the Bank's General Counsel and Chief Risk Officer, that Mr. Spaeth's employment agreement will expire at the end of its initial term on June 30, 2009.

The material terms of Mr. Spaeth's employment agreement are provided in an 8-K Current Report filed by the Bank on April 27, 2007, and are incorporated herein by reference to such filing. Mr. Spaeth's employment agreement was filed as an exhibit to the Bank's 10-Q Periodic Report filed on May 11, 2007, and is incorporated herein by reference to such filing.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Des Moines

May 7, 2009	By:	/s/ Richard S. Swanson

Name: Richard S. Swanson
Title: President and Chief Executive Officer